Keystone Tax Free Fund
Seeks current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds.

Dear Shareholder:

We are writing to report to you on activities of Keystone Tax Free Fund for the twelve-month period which ended December 31, 1995.

Performance
Your Fund's strong performance during the fiscal year represented a significant recovery from the weak municipal bond market environment of 1994. For the twelve-month period which ended December 31, 1995, your Fund returned 16.61%, including reinvestment of dividends. We were pleased with this performance which resulted in significant price appreciation for shareholders. This return was in line with municipal bond benchmarks during the period. We attribute that performance to our careful credit analysis and the positive performance of the municipal bond market in 1995.

Municipal bond market rebound
This was an unusually strong year for municipal bonds. After an unsettled market in 1994, patience rewarded municipal bond investors in 1995. Interest rates declined and bond prices rose as the slow growth economy kept inflation under control. This 'soft landing' for the economy created a very positive environment for bond investors, resulting in strong one-year total returns. The Lehman Municipal Bond Index--a widely recognized benchmark of municipal bond performance--returned 17.46% for the twelve-month period which ended December 31, 1995.

The efforts of the Federal Reserve Board in 1994 to engineer a soft landing for the U.S. economy appeared to succeed in 1995. While economic growth slowed, the fiscal condition of many municipalities improved overall. Limited supply also had a positive influence on the municipal bond market. New issue supply continued to decline from $298 billion in 1993 to approximately half that amount in 1995.

Portfolio strategy
During the twelve-month period, we emphasized bonds that we believed would benefit from a declining interest rate environment. We concentrated on non-callable, discount and zero coupon bonds which typically tend to perform better when rates decline. During the second half of 1995, we lengthened your Fund's average maturity from 18 years on June 30, 1995 to 20 years on December 31, 1995. We continued to focus on bonds with maturities in the 20-year area for their attractive income and lower risk characteristics than longer term bonds. We also maintained an average portfolio quality of AA as of December 31, 1995.

Relatively attractive values
Despite the strong performance of municipal bonds in 1995, they remained attractive versus comparable U.S. Treasury securities. In fact, yields on AA-rated municipal bonds averaged about 92% of the yields on comparable long-term U.S. Treasury bonds, a historically high level.(1) This meant that many investors could obtain significantly better yields from municipal bonds than Treasuries on an after-tax basis.

(1) Source: Keystone Investments, Inc. Based on the average yield of a selection of 30-year AA-rated municipal bonds compared to the yield on a 30-year U.S. Treasury bond yield on December 31, 1995.

Keystone Tax Free Fund

Outlook
We anticipate a continuation of the positive environment for municipal bonds over the next twelve months. Interest rates should trend down as the economy continues to slow and level off. However, we do not expect a recession in 1996. A slow growth environment could result in some price appreciation for shareholders, but we believe most of the returns should come from income. Municipal bond supply should remain tight in 1996. With the possibility of rising demand, we think these factors should continue to provide positive support for municipal bond prices and your Fund.

We encourage you to maintain a long-term perspective about your Fund. Over time, investment returns have tended to even out, rewarding patient municipal bond investors who are able to tolerate short-term price fluctuations. This has been particularly true for investors over the past couple of years. In all market environments, we will continue to manage Keystone Tax Free Fund to seek valuable tax-free income from a portfolio of quality municipal obligations.(2)

We appreciate your continued support of Keystone funds. If you have any questions or comments, please feel free to write to us.

Sincerely,

/s/ Albert H. Elfner, III
Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/ George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

February 1996

(2) For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).

 [Photo of Albert H. Elfner, III]                 [Photo of George S. Bissell]
      Albert H. Elfner, III                            George S. Bissell

Keystone Introduces Investment Insight Line for Shareholders
Now you can keep up-to-date on your fund's current strategy and outlook by calling Keystone Investment Insight Line. You can hear senior portfolio manager Betsy Blacher discuss her latest strategy for Keystone's tax- free funds. You can also listen to Keystone's overall market outlook from James McCall, chief investment officer and other fund updates. The service is available 24 hours a day, seven days a week and updated at least monthly.

Keystone Investment Insight Line       1-800-346-3858, Press 2
Keystone Tax Free Fund Update          Press 4

                              A Discussion With
                              Your Fund Manager

Betsy A. Blacher is senior portfolio manager of your Fund and leads Keystone's municipal bond investment team. Ms. Blacher is a professional with 16 years of investment experience specializing in municipal bonds. She holds a Bachelor's degree from Wheaton College in economics and sociology. Together, with portfolio managers Daniel Rabasco and George Kimball, analyst David Moore, and trader Craig Kasap, the team evaluates credit quality and the economic environment in selecting municipal bonds for Keystone tax free funds.

Q  What does the Fund offer investors?

A The Fund is designed for tax-sensitive investors. It seeks consistent, attractive income that is exempt from federal income tax.(3) The Fund offers professional management and diversification by investing in investment grade municipal bonds. We manage the Fund with careful attention to credit quality and financial stability.

Q  How did municipal bonds perform over the past year?

A Municipal bonds rebounded strongly as a slowing economy reduced the threat of higher interest rates and inflation. Most bond holders more than recovered from their losses in 1994 and recorded double-digit total returns. This was a reversal from 1994 when yields rose and bond prices declined. As economic growth moderated at the start of 1995, municipal bonds rallied resulting in unusually positive total returns.

Q  How did the Fund perform?

A The Fund generated returns that paralleled the strong performance of the municipal bond market. We were pleased with the Fund's unusually good performance and attribute it to our careful credit analysis, sector selection and evaluation of relative values.

Q  What types of bonds did you emphasize?

A At the beginning of 1995 we expected economic growth to moderate and interest rates to decline. So, we emphasized bonds that we expected to benefit from declining rates: non-callable, discount and zero coupon bonds. Since callable bonds are likely to be bought back by the issuer in this type of environment, we emphasized noncallable bonds to preserve income as rates declined. At the same time, these bonds became expensive relative to other municipal bonds and this contributed to the Fund's price appreciation.

  Discount bonds are sold at a discount from par, or value at maturity. Historically these bonds have tended to provide more price appreciation in a falling rate environment than bonds priced close to or above par.

  Zero coupon bonds represented a small portion of the portfolio at about 4% of net assets. But, these bonds were important contributors to the Fund's strong price recovery. Because zero's pay income at maturity, they

Fund Profile
Objective: Seeks current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds.
Commencement of investment operations: April 12, 1977
Average maturity: 20 years
Net assets: $1,204 million
Newspaper symbol: TxETr

(3) For investors in certain tax situations, a portion of income may be subject to the federal alternative minimum tax (AMT).

Keystone Tax Free Fund

have historically tended to be the most sensitive to changes in interest rates. As rates declined, they were among the best performing holdings in the portfolio.

In evaluating bonds for the Fund, Keystone looks for . . .
(bullet) Strong credit ratings; bonds rated in the top 4 categories (AAA, AA,
         A, BBB)
(bullet) Responsible fiscal policies
(bullet) Solid financial positions
(bullet) Attractive values
         Keystone's municipal bond team also evaluates local economic conditions, the state legislative climate, the taxing power of the issuer and expected cash flows from the project.

  We were pleased with the results of this strategy which helped the Fund participate in the strong recovery of municipal bonds this year.

  Q  Total returns were impressive, but municipal bond yields declined. Why?

  A Yields declined for nearly every municipal bond investor, including Keystone Tax Free Fund. Slower economic growth lessens the potential for higher inflation which reduces net bond yields. We held a number of high coupon bonds and attempted to lock in income by emphasizing selected non-callable bonds. While the Fund's income still declined, we believe the portfolio's holdings of these bonds helped the portfolio to maintain income in a declining rate environment.

  Q  Did talk about a 'flat tax' in Washington affect municipal bonds?

  A The 'flat tax' proposals have introduced an element of uncertainty into the municipal bond market. There are a number of proposals which would remove the tax advantage of municipal bonds. As the debate on the flat tax continues, we will closely monitor its development.

  Q  What is your outlook?

  A We continue to be cautiously optimistic about the municipal bond market. We expect the economy to continue slowing to a sustainable, non-inflationary level. This should provide the potential for stable-to-declining interest rates over the next six months. In particular, we expect short-term interest rates to decline further, which could result in some price appreciation.

  Q  Why do you think growth will remain slow?

  A Demographics are important to economic growth. With new home sales and new family formation slowing, we think economic growth should remain moderate compared to the 1980s and early 1990s. In addition, world economic growth is a factor. In Europe, growth has been slow, even with cuts in interest rates. Because U.S. growth is increasingly dependent on world growth, economic growth should not be a threat to bond investors for some time. Combined with a proposal to balance the federal budget, these could be strong positives for municipal bond investors over the long term.

  ----------------------------------------------------------------------------
[Pie Chart--Plot Points]

Portfolio Quality Summary
as of December 31, 1995

S&P Rating(4)

AAA (46%)
AA (19%)
A (14%)
BBB (12%)
Not Rated (7%)
Other(5) (2%)

Average portfolio quality: AA

(percentage of portfolio assets)

(4) Where Standard & Poor's (S&P) ratings were not available, we have used ratings from Moody's Investor Service, Inc., Fitch Investor's Service, Inc. or ratings assigned by another nationally recognized statistical rating organization.
(5) Includes short-term obligations.

 -----------------------------------------------------------------------------
[Bar Chart--Plot Points]

Relatively Attractive Municipal Bond Yields(6)
as of December 31, 1995



Municipal Bonds 5.45%

U.S. Treasury Bond 5.95%


Municpal bond yields recently equalled 92% of the yield on a comparable U.S. Treasury bond.

 -----------------------------------------------------------------------------

Q  What should shareholders expect?

A We think shareholders should not expect a repeat of the unusually positive performance in 1995; investors should look forward to returns to come primarily from income rather than price appreciation in the months ahead.

Q  Are municipal bond funds still a good value?

A Even after such a great year, we believe municipal bond yields are still very attractive values compared to taxable bond yields. On December 31, 1995, the yield on a 30-year AA-rated municipal bond equaled 92% of the yield on a comparable U.S. Treasury bond. As rates declined, taxable bond yields declined more than tax free yields. This increased the attractiveness of municipal bonds compared to taxable bonds. As a result, the after-tax yield of municipal bonds remains relatively high by historical standards.

 Tax-Equivalent Yields
               Federal Tax Bracket(7)
 -------------------------------------
              31%      36%      39.6%
 -------------------------------------
Yield         Taxable Equivalent Yield
 -------------------------------------
4.5%         6.5%     7.0%       7.5%
5.0%         7.2%     7.8%       8.3%
5.5%         8.0%     8.6%       9.1%
 -------------------------------------

The yields shown are for illustrative purposes only. They are not intended to represent actual performance of the Fund.

(7) The table is based on federal tax brackets. The 31% bracket includes single filers earning $56,550-117,950 and joint filers earning $94,250-143,600; the 36% bracket includes single filers earning $117,951-256,500 and joint filers earning $143,601-256,500; the 39.6%
    bracket includes single and joint filers earning over $256,500. Yields are hypothetical and do not represent the returns of any particular investment.

                                      |Bk
                      This column is intended to answer
              questions about your Fund. If you have a question
                  you would like answered, please write to:
                   Keystone Investment Distributors, Inc.,
                Attn: Shareholder Communications, 22nd Floor,
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

(6) Source: Keystone Investments, Inc. Based on the average yield of a selection of 30-year AA-rated municipal bonds compared to the yield on the 30-year U.S. Treasury bond on December 31, 1995.

Keystone Tax Free Fund

                           Your Fund's Performance

 -----------------------------------------------------------------------------

[Mountain Chart--Plot Points]

Growth of an investment in
Keystone Tax Free Fund

In Thousands

           Initial          Reinvested
          Investment       Distributions

12/85       10000             10000
            10625             11826
12/87       9724              11810
            9832              13096
12/89       9688              14290
            9495              15241
12/91       9700              16888
            9663              18162
12/93       9760              20189
            8534              18707
12/95       9447              21815

Total Value: $21,815

A $10,000 investment in Keystone Tax Free Fund made on December 31, 1985 with all distributions reinvested was worth $21,815 on December 31, 1995. Past performance is no guarantee of future results.

 -----------------------------------------------------------------------------

Twelve-Month Performance as of December 31, 1995
 ============================================================================

Total return*                      16.61%
Net asset value 12/31/94          $ 7.10
                12/31/95          $ 7.86
Dividends                         $ 0.39
Capital gains                      None

* Before deduction of contingent deferred sales charge (CDSC).

Historical Record as of December 31, 1995
 =============================================================================

                                   If you     If you did
Cumulative total return          redeemed     not redeem
1-year                             13.61%       16.61%
5-year                             43.13%       43.13%
10-year                           118.15%      118.15%
Average annual total return
1-year                             13.61%       16.61%
5-year                              7.44%        7.44%
10-year                             8.11%        8.11%

The "if you redeemed" returns reflect the deduction of the 3% CDSC for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

  You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

                           Growth of an Investment

 -----------------------------------------------------------------------------
[Line Chart--Plot Points]

Comparison of change in value of a $10,000 investment in Keystone Tax Free Fund, the Lehman Municipal Bond Index and the Consumer Price Index.

In Thousands     December 31, 1985 through December 31, 1995

                                 Fund Average
                             Annual Total Return
                      ---------------------------------
                          1 Year   5 Year   10 Year
                           13.61%    7.44%    8.11%

LMBI $24,204
Fund $21,815
CPI  $14,053


                    Lehman Municipal
            Fund    Bond Index (LMBI)   CPI

12/85       10000       10000          10000
            11826       11932          10110
12/87       11810       12111          10558
            13096       13339          11025
12/89       14290       14777          11537
            15241       15855          12241
12/91       16888       17780          12617
            18162       19348          12983
12/93       20189       21723          13339
            18707       20606          13696
12/95       21815       24204          14053


== Fund   -- Lehman Municipal Bond Index (LMBI)   ++ Consumer Price Index

Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charges for shares held for at least one year. CPI is through November 30, 1995.

 -----------------------------------------------------------------------------

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart
The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Tax Free Fund
Your Fund seeks current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Lehman Municipal Bond Index (LMBI)
The LMBI is a broad-based, unmanaged market index of securities issued by state and local governments. It represents the price change and coupon income of several thousand securities with various maturities and qualities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)
This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

The indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate the indexes.

Understanding What the Chart Means
The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Keystone Tax Free Fund

Limitations of the Chart
The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted
Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing
The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures
The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different
Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

                                 Glossary of
                              Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (97.7%)

ALABAMA
  Alabama Agricultural and Mechanic University (MBIA)            6.500%  11/01/2025   $ 2,035,000    $ 2,241,756
  Mobile, Alabama, Industrial Development Board, Solid Waste
    Disposal, Mobile Energy Services Co. Project                 6.950   01/01/2020       500,000        532,420

ALASKA
  Alaska Energy Authority, Utilities Revenue (FGIC)              6.600   07/01/2015    13,500,000     15,248,790
  Alaska State Housing Finance Corp., Series 1993 A              5.400   12/01/2023     5,000,000      4,867,550
  North Slope Borough, Alaska, General Obligation, Series A
    (MBIA)                                                       5.900   06/30/2003     3,000,000      3,232,050
  North Slope Borough, Alaska, General Obligation, Series G
    (ETM)                                                        8.350   06/30/1998     2,000,000      2,184,800

ARIZONA
  Arizona University Resh Park Development Revenue (MBIA)        5.000   07/01/2021       625,000        595,638
  Chandler, Arizona, Water and Sewer (FGIC)                      6.750   07/01/2006       850,000        931,651
  Maricopa County, Arizona, University School District (MBIA)    8.125   01/01/2010     6,000,000      7,098,240
  Phoenix, Arizona, Street and Highway User, Series 1992 A
    (FGIC) (effective yield 6.55%) (b)                           0.000   07/01/2013     2,500,000        966,275
  Pima County, Arizona, Industrial Development Authority,
    Health Care Corp. Revenue                                    8.000   07/01/2013     3,015,000      3,349,122
  Pima County, Arizona, Industrial Development Authority,
    Health Care Corp. Revenue (MBIA)                             8.000   07/01/2013       370,000        409,416
  Pima County, Arizona, Industrial Development Authority,
    Irvington Project (FSA)                                      7.250   07/15/2010    10,000,000     10,935,700

ARKANSAS
  Arkansas State Development Finance Authority, Single Family
    Mortgage Revenue Refunding                                   8.000   08/15/2011     1,645,000      1,791,306

CALIFORNIA
  California Health Facilities Financing, St. Francis Medical
    Center, Series A                                             5.500   10/01/2009       200,000        213,700
  California State Public Works Board, Lease Department
    Correctional State Prison, Series E                          5.500   06/01/2015     3,700,000      3,690,787
  California State Public Works Board, Various University
    California Projects, Series B                                5.500   06/01/2019       350,000        342,325
  Contra Costa, California, Water District Revenue, Series G     5.000   10/01/2026     2,000,000      1,900,980
  Eden Township, California, Hospital District Revenue           7.400   11/01/2019     5,615,000      5,800,800
  Los Angeles, California, Convention and Exhibition Center
    Authority Lease (MBIA)                                       5.125   08/15/2013       600,000        582,600
  Los Angeles, California, Metropolitan Transportation
    Authority, Proposition C, Series A (AMBAC)                   5.500   07/01/2017     4,500,000      4,544,010
  Los Angeles, California, Metropolitan Transportation
    Authority, Proposition C, Series A (AMBAC)                   5.000   07/01/2025     5,650,000      5,375,297
  Los Angeles, California, Transportation Commission, Series
    A (MBIA)                                                     6.250   07/01/2013     6,500,000      6,900,530
  Los Angeles, California, Water System, Series A (MBIA)         5.875   06/01/2024       680,000        700,747
  Oakland, California, Pensions, Series A (FGIC)                 7.600   08/01/2021     2,265,000      2,490,526
  San Diego County, California, Water Authority, Water
    Revenue                                                      5.681   04/23/2008     1,650,000      1,739,232

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)
  San Joaquin Hills, California, Transportation Corridor
    Agency, Toll Road Revenue                                    7.000%  01/01/2030   $ 5,705,000    $ 6,070,462
  San Joaquin Hills, California, Transportation Corridor
    Agency, Toll Road Revenue                                    6.750   01/01/2032     5,000,000      5,234,500
  San Jose, California, Redevelopment Tax Allocation (MBIA)      6.000   08/01/2015       250,000        273,408
  Suisun City, California, Redevelopment Agency, Tax
    Allocation                                                   5.500   10/01/2023     1,000,000        995,830
  Walnut Creek, California, John Muir Medical Center (MBIA)      5.000   02/15/2016       350,000        331,671
  Walnut Valley, California, Unified School District, Series
    A (MBIA)                                                     6.000   08/01/2014       190,000        206,057

COLORADO
  City and County of Denver, Colorado, Airport System, Series A  7.000   11/15/1999     2,000,000      2,135,180
  City and County of Denver, Colorado, Airport System, Series A  7.500   11/15/2023     5,625,000      6,253,369
  City and County of Denver, Colorado, Airport System, Series A  8.500   11/15/2023     1,750,000      1,995,088
  City and County of Denver, Colorado, Airport System, Series A  8.750   11/15/2023    16,380,000     19,397,032
  City and County of Denver, Colorado, Airport System, Series A  8.000   11/15/2025       525,000        589,040
  City and County of Denver, Colorado, Airport System, Series
    A (MBIA)                                                     5.600   11/15/2020     6,000,000      6,038,580
  City and County of Denver, Colorado, Airport System, Series
    A (MBIA)                                                     5.700   11/15/2025     3,000,000      3,037,350
  City and County of Denver, Colorado, Airport System, Series C  6.650   11/15/2005     5,980,000      6,425,331
  City and County of Denver, Colorado, Airport System, Series C  6.000   12/01/2025     3,000,000      3,073,590
  City and County of Denver, Colorado, Airport System, Series D  7.750   11/15/2021    12,250,000     13,705,178
  Colorado Health Facilities Authority, Rocky Mountain
    Adventist Health Care                                        6.625   02/01/2022     3,000,000      3,050,610
  Colorado Health Facilities Authority, Sisters Charity
    Health Care, Series A (MBIA)                                 6.250   05/15/2009     1,880,000      2,096,764
  Larimer County, Colorado, School District (MBIA)               7.000   12/15/2016     2,250,000      2,744,258

CONNECTICUT
  Connecticut Special Tax Obligation, Series B                   6.500   10/01/2012     1,600,000      1,836,208

DELAWARE
  Delaware State Health Facilities Authority, Medical Center
    of Delaware (MBIA)                                           6.250   10/01/2006     6,000,000      6,749,820

FLORIDA
  Broward County, Florida, Resource Recovery, South Project      7.950   12/01/2008     4,080,000      4,579,800
  Broward County, Florida, Water and Sewer Utility               5.000   10/01/2018     2,000,000      1,910,980
  Escambia County, Florida, Pollution Control, Champion
    International Corp. Project                                  6.900   08/01/2022       600,000        642,234
  Florida State Board of Education, Capital Outlay               5.800   06/01/2019     2,000,000      2,051,540
  Florida State Board of Education, Capital Outlay               5.875   06/01/2024     8,000,000      8,221,280
  Florida State, Department of Transportation                    5.800   07/01/2018    13,400,000     13,748,266
  Florida State, Jacksonville Transportation Authority           9.200   01/01/2015     2,000,000      2,833,080
  Florida State Turnpike Authority, Series A (FGIC)              5.625   07/01/2025     3,000,000      3,045,990
  Hillsborough County, Florida, Housing Finance Agency,
    Single Family Mortgage Revenue                               7.300   04/01/2022       495,000        518,602

                                                      (continued on next page)

Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
FLORIDA (CONTINUED)
  Jacksonville, Florida, Health Facilities Authority, New
    Children's Hospital (MBIA)                                   7.000%  06/01/2021    $1,800,000    $ 2,013,570
  Lee County, Florida, School Board, Certificates of
    Participation, Series A (FSA)                                7.750   08/01/2005     3,490,000      4,068,572
  Orange County, Florida, Health Facilities Authority,
    Adventist Health System (AMBAC)                              5.250   11/15/2020     2,500,000      2,432,575
  Orlando-Orange County, Florida, Expressway Authority (FGIC)    8.250   07/01/2015     2,960,000      4,032,467
  Palm Beach County, Florida, Solid Waste Industrial
    Development, Okeelanta Power Project                         6.850   02/15/2021     2,500,000      2,548,325
  Palm Beach County, Florida, Solid Waste, Osceola Power
    Project, Series A                                            6.950   01/01/2022     3,800,000      3,908,224
  Polk County, Florida, Housing Finance Authority                7.875   09/01/2022       385,000        407,357
  Reedy Creek, Florida, District Utilities Improvement,
    Series 1 (MBIA)                                              5.000   10/01/2019     8,500,000      8,158,045
  St. Petersburg, Florida, Health Facilities Authority (MBIA)    7.000   12/01/2015     3,250,000      3,689,075
  St. Petersburg, Florida, Professional Sports Facility,
    Sales Tax Revenue (MBIA)                                     5.625   10/01/2020     3,500,000      3,568,775
  Tampa, Florida, Subordinate Guaranteed Entitlement, Series
    B (Pre-refunded)                                             8.500   10/01/2018     1,825,000      2,031,043

GEORGIA
  Atlanta, Georgia, General Obligation, Series A                 6.000   12/01/2015     1,790,000      1,883,671
  Georgia State, General Obligation, Series B                    6.800   03/01/2011     6,000,000      7,073,280
  Georgia State, General Obligation, Series C                    5.250   04/01/2011     9,200,000      9,399,732
  Metropolitan Atlanta Rapid Transit Authority, Georgia,
    Sales Tax (AMBAC)                                            6.250   07/01/2011     4,255,000      4,769,344

HAWAII
  Hawaii State Department of Budget and Finance, Special
    Purpose Revenue, Hawaii Electric Co. (MBIA)                  7.375   12/01/2020     8,000,000      9,000,080
IDAHO
  Idaho Housing Finance Authority, Single Family Mortgage
    Bonds, Series D-1                                            8.000   01/01/2020     1,275,000      1,387,506

ILLINOIS
  Chicago, Illinois, Gas Supply Revenue, People's Gas Light
    and Coke Co., Series A                                       8.100   05/01/2020     6,740,000      7,657,516
  Cook County, Illinois, General Obligation, District Number
    508, Lease Certificates, Series C (MBIA)                     7.700   12/01/2005     5,970,000      7,272,356
  Illinois Development Finance Authority, Pollution Control
    Revenue Refunding, Commonwealth Edison Co. Project,
    Series D                                                     6.750   03/01/2015     4,000,000      4,420,640
  Illinois State, Sales Tax, Series P                            6.500   06/15/2022     9,000,000     10,546,920
  Kankakee, Illinois, Sewer Revenue (FGIC)                       6.875   05/01/2011     2,965,000      3,279,942
  Metropolitan Fair and Exposition Authority, Illinois,
    Dedicated State Tax Revenue (MBIA)                           5.000   06/01/2015     2,000,000      1,860,940
  Metropolitan Pier and Exposition Authority, Illinois,
    Dedicated State Tax Revenue (effective yield 6.60%) (b)      0.000   06/15/2013     5,625,000      2,135,306

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
ILLINOIS (CONTINUED)
  Metropolitan Pier and Exposition Authority, Illinois,
    Dedicated State Tax Revenue (effective yield 6.70%) (b)      0.000%  06/15/2015   $19,440,000    $ 6,541,560
  Metropolitan Pier and Exposition Authority, McCormick Place
    Expansion Project                                            7.250   06/15/2005     5,500,000      6,467,835
  Robbins, Illinois, Robbins Resources Recovery, Partners A      9.250   08/15/2014     6,000,000      6,437,760

INDIANA
  Indianapolis, Indiana, Local Public Improvement Bond Bank,
    Series 1992D                                                 6.750   02/01/2020     2,000,000      2,121,700

KANSAS
  Kansas City, Kansas, Utility Systems, Refunding and
    Improvement (FGIC)                                           6.375   09/01/2023     7,150,000      7,832,897

KENTUCKY
  Carroll County, Kentucky, Kentucky Utility Company, Series
    A                                                            7.450   09/15/2016     5,000,000      5,773,550
  Jefferson County, Kentucky, Hospital Revenue (MBIA)            6.435   10/23/2014     6,000,000      6,465,420
  Kentucky Housing Corp., Housing Revenue Bond, Series C         7.900   01/01/2021     5,570,000      5,952,659
  Trimble County, Kentucky, Pollution Control, Louisville Gas
    and Electric Co.                                             7.625   11/01/2020     2,725,000      3,088,052
  Trimble County, Kentucky, Pollution Control, Louisville Gas
    and Electric Co., Series A (Pre-refunded)                    7.625   11/01/2020       545,000        628,156

LOUISIANA
  Louisiana Public Facilities Authority, Health and
    Educational Facilities, Our Lady of the Lake Hospital        8.200   12/01/2015     7,250,000      8,142,910
  Louisiana State, Series B (MBIA)                               5.625   08/01/2013     3,000,000      3,116,940
  New Orleans, Louisiana, Capital Appreciation (AMBAC)
    (effective yield 7.05%) (b)                                  0.000   09/01/2011     5,000,000      2,141,150
  New Orleans, Louisiana, Capital Appreciation (AMBAC)
    (effective yield 7.05%) (b)                                  0.000   09/01/2012     1,000,000        403,760
  Orleans Parish, Louisiana, School Board (ETM)                  9.050   02/01/2010     5,175,000      7,145,744

MAINE
  Regional Waste System, Maine                                   8.150   07/01/2011     2,500,000      2,781,000

MARYLAND
  Maryland State Community Development Administration,
    Multi-Family Housing                                         8.750   05/15/2012     3,345,000      3,398,855

MASSACHUSETTS
  Boston, Massachusetts, Boston City Hospital                    5.750   02/15/2023       735,000        731,105
  Massachusetts Bay Transportation Authority, Series A           7.000   03/01/2011     3,610,000      4,247,021
  Massachusetts Bay Transportation Authority, Series A           6.250   03/01/2012     4,000,000      4,417,160
  Massachusetts Bay Transportation Authority, Series B           6.200   03/01/2016     1,500,000      1,650,255
  Massachusetts Industrial Finance Agency, Harvard Community
    Health Plan, Inc.                                            8.125   10/01/2017    11,750,000     12,807,618
  Massachusetts Industrial Finance Agency, Solid Waste
    Disposal                                                     9.000   08/01/2016     4,100,000      4,111,726
  Massachusetts Municipal Wholesale Electric, Power Supply
    Systems                                                      5.100   07/01/2007     5,000,000      5,056,250

                                                      (continued on next page)

Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
MASSACHUSETTS (CONTINUED)
  Massachusetts Municipal Wholesale Electric, Power Supply
    Systems                                                      6.750%  07/01/2008   $ 4,000,000    $ 4,408,840
  Massachusetts State Health and Educational Facilities
    Authority, Brigham & Womens Hospital (MBIA)                  6.750   07/01/2024     2,000,000      2,186,700
  Massachusetts State Health and Educational Facilities
    Authority, Cape Islands Rehabilitation Hospital, Series A    7.875   08/15/2024     1,500,000      1,539,045
  Massachusetts State Health and Educational Facilities
    Authority, Childrens' Hospital                               6.200   10/01/2016     2,640,000      2,767,486
  Massachusetts State Health and Educational Facilities
    Authority, Dana Farber Cancer Project, Series G-1            5.500   12/01/2027       375,000        355,684
  Massachusetts State Health and Educational Facilities
    Authority (MBIA)                                             7.300   10/01/2018     2,000,000      2,254,420
  Massachusetts State Health and Educational Facilities
    Authority, Massachusetts General Hospital, Series F
    (AMBAC)                                                      6.250   07/01/2012     1,000,000      1,116,360
  Massachusetts State Health and Educational Facilities
    Authority, Massachusetts General Hospital, Series F
    (AMBAC)                                                      6.250   07/01/2020     3,000,000      3,186,780
  Massachusetts State Health and Educational Facilities
    Authority, New England Deaconness Hospital (AMBAC)           6.875   04/01/2022     2,980,000      3,283,662
  Massachusetts State, General Obligation, Consolidated Loan,
    Series C (FGIC)                                              6.600   11/01/2008     8,000,000      9,058,240
  Massachusetts State, Water Pollution, Abatement Trust
    Pooled Loan Program, Series 2                                6.125   02/01/2008        85,000         94,931
  Massachusetts State, Water Pollution, Abatement Trust Water
    Pollution Abatement Revenue (MWRA Loan Program), Series A    5.000   08/01/2014       150,000        144,686
  Massachusetts State Water Resources Authority, Series A
    (MBIA)                                                       6.000   08/01/2014     1,500,000      1,574,130
  Massachusetts State Water Resources Authority, Series B        4.000   12/01/2018    10,275,000      8,488,897
  Quincy, Massachusetts, Quincy Hospital (FSA)                   5.250   01/15/2016       100,000         97,328

MICHIGAN
  Monroe County, Michigan, Economic Development Corp.,
    Detroit Edison Co. (FGIC)                                    6.950   09/01/2022     6,000,000      7,406,580
  Okemos, Michigan, Public School District, Series I
    (effective yield
    7.35%) (b)                                                   0.000   05/01/2021    51,525,000     10,688,861
  Romulus, Michigan, Community Schools, Capital Appreciation,
    Series I (effective yield 8.02%) (b)                         0.000   05/01/2017    39,490,000     10,809,993
  West Ottawa, Michigan, Public School District, Capital
    Appreciation (effective yield 7.55%) (b)                     0.000   05/01/2015    35,490,000     11,092,754

MINNESOTA
  Dakota County, Minnesota, Housing and Redevelopment
    Authority, Single Family Mortgage (FGIC)                     9.375   05/01/2018        20,000         21,919

MISSISSIPPI
  Mississippi Hospital Equipment and Facilities Authority
    (Connie Lee)                                                 6.400   01/01/2007     1,000,000      1,075,620

MISSOURI
  Kansas City, Missouri, Municipal Assistance Corp. Revenue      6.000   04/15/2020       500,000        517,825

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
MISSOURI (CONTINUED)
  Missouri State Health and Educational Facilities Authority,
    Barnes Jewish Hospital (MBIA)                                5.150%  05/15/2010   $ 4,500,000    $ 4,581,180
  Missouri State Health and Educational Facilities Authority,
    Barnes Jewish Hospital                                       5.250   05/15/2021     2,200,000      2,096,446
  Phelps County, Missouri, Phelps County Regional Medical
    Center (Connie Lee)                                          6.000   05/15/2013       125,000        127,514

NEBRASKA
  Nebraska Higher Education Loan Program                         6.200   06/01/2013     5,300,000      5,516,770

NEVADA
  Clark County, Nevada, School District, Series A (MBIA)         6.750   03/01/2007     3,000,000      3,273,150
  Clark County, Nevada, Series A (AMBAC)                         7.500   06/01/2009     4,000,000      4,870,160

NEW JERSEY
  New Jersey Health Care Facilities Financing Authority,
    Jersey Shore Medical Center (AMBAC)                          6.125   07/01/2012     1,000,000      1,065,730
  New Jersey Health Care Facilities Financing Authority,
    Jersey Shore Medical Center (AMBAC)                          6.250   07/01/2016     2,000,000      2,159,780
  New Jersey Health Care Facilities Financing Authority,
    Kimball Medical Center, Series C                             8.000   07/01/2013     3,000,000      3,209,130
  New Jersey Health Care Facilities Financing Authority, St.
    Elizabeth's Hospital, Series B                               7.750   07/01/1998     1,100,000      1,145,727
  New Jersey State Transportation Authority, Transportation
    System, Series A (MBIA)                                      5.500   06/15/2013     2,000,000      2,046,200

NEW MEXICO
  City of Albuquerque, New Mexico, Hospital System, Series A
    (MBIA)                                                       6.375   08/01/2007     1,500,000      1,630,560

NEW YORK
  Battery Park City Authority, New York, Refunding Bonds         5.250   11/01/2017     1,000,000        950,010
  Battery Park City Authority, New York, Refunding Bonds,
    Series A                                                     5.000   11/01/2013     3,715,000      3,468,027
  New York City, New York, General Obligation                    7.750   08/15/2014     5,460,000      6,236,084
  New York City, New York, General Obligation, Fiscal 1992,
    Series A                                                     7.750   08/15/2008     6,000,000      6,774,180
  New York City, New York, General Obligation, Fiscal 1992,
    Series A                                                     7.750   08/15/2015     3,250,000      3,689,725
  New York City, New York, General Obligation, Series D
    (MBIA)                                                       6.000   08/01/2006       285,000        295,816
  New York City, New York, Industrial Special Facility,
    Terminal One Group Association Project                       6.000   01/01/2015     2,500,000      2,534,350
  New York City, New York, Municipal Water Finance Authority,
    Water and Sewer System (FGIC)                                7.000   06/15/2015     6,000,000      6,707,316
  New York City, New York, Municipal Water Finance Authority,
    Water and Sewer System, Series A                             6.000   06/15/2025    18,000,000     18,854,100
  New York Energy Research and Development Authority,
    Consolidated Edison Project                                  7.750   01/01/2024     2,900,000      3,123,184
  New York State Dormitory Authority Revenue, State
    University Educational Facilities, Series B                  7.500   05/15/2011     7,000,000      8,421,280

                                                      (continued on next page)

Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
  New York State Medical Care Facilities, Finance Agency
    Revenue, Mental Health Services Facilities                   6.150%  02/15/2015   $ 5,000,000    $ 5,272,650
  New York State Medical Care Facilities, Finance Agency
    Revenue, Mental Health Services Facilities                   6.000   08/15/2015     2,000,000      2,103,500
  New York State Urban Development Corp., Revenue Refunding,
    Correctional Facilities, Series A (FSA)                      6.500   01/01/2010     3,000,000      3,402,480
  New York State Urban Development Corp., Revenue Refunding,
    Correctional Facilities, Series A                            5.500   01/01/2014     2,500,000      2,468,400
  New York State Care Facilities, New York Hospital, Series A    6.800   08/15/2024     3,800,000      4,246,994
  New York State Dormitory Authority, City University
    Educational Facilities (FGIC)                                7.000   07/01/2009     3,780,000      4,489,468
  New York State Dormitory Authority, City University
    Educational Facilities (AMBAC)                               6.250   07/01/2016     3,000,000      3,230,850
  New York State Dormitory Authority, State University
    Educational Facilities, Series A                             5.500   05/15/2019     2,000,000      1,958,740
  New York State Energy Research and Development Authority,
    Consolidated Edison Co. New York, Series A (AMBAC)           6.100   08/15/2020     5,000,000      5,247,300
  New York State Environmental Facilities Corp., State Water
    Pollution Control (New York City Water Finance
    Authority) Series E                                          6.875   06/15/2010     5,000,000      5,633,850
  New York State Housing Finance Agency, Service Contract,
    Series A                                                     5.500   09/15/2022     8,860,000      8,420,633
  New York State Local Government Assistance Corp., Series C     5.500   04/01/2017     2,000,000      2,019,900
  New York State Local Government Assistance Corp., Series D     6.750   04/01/2021       900,000      1,030,635
  New York State Medical Care Facilities Finance (FGIC)          6.375   08/15/2014     2,900,000      3,110,192
  New York State Mortgage Agency                                 6.900   04/01/2015     4,500,000      4,829,400
  New York State Throughway Authority, Highway & Bridge Fund,
    Series B (MBIA)                                              5.125   04/01/2015     2,000,000      1,943,660
  New York State Urban Development Corp., Refunding
    Correctional Facilities, Series A                            6.500   01/01/2010    13,920,000     15,202,728
  New York Urban Development Corp., Correctional Facilities,
    Series A                                                     7.500   04/01/2011     8,000,000      9,296,720
  New York Urban Development Corp., State Facilities             5.750   04/01/2012     5,250,000      5,336,468
  Triborough Bridge and Tunnel Authority, New York, Series Q     5.000   01/01/2017     3,820,000      3,661,737
  Triborough Bridge and Tunnel Authority, New York, Special
    Obligation                                                   6.625   01/01/2012     8,500,000      9,763,525

NORTH DAKOTA
  North Dakota State Housing Finance Agency, Single Family
    Mortgage                                                     8.375   07/01/2021       580,000        608,188

OHIO
  Bedford, Ohio, City School District (MBIA)                     6.250   12/01/2013     1,000,000      1,067,130
  Cleveland, Ohio, Public Power Systems, First Mortgage,
    Series A (MBIA)                                              7.000   11/15/2016     4,000,000      4,632,280
  Cleveland, Ohio, Public Power Systems, First Mortgage,
    Series A (MBIA)                                              7.000   11/15/2024     1,000,000      1,131,770
  Columbus, Ohio, General Obligation                            12.375   02/15/2006     1,285,000      2,044,641
  Ohio Housing Finance Agency, Single Family Mortgage
    Revenue, Series C (GNMA)                                     9.000   09/01/2018    10,000,000     11,382,800
  Ohio State Higher Educational Facility Commission (MBIA)       6.125   11/15/2017     1,000,000      1,068,710
  Ohio State Water Development Authority (Pre-refunded)          9.250   12/01/2012        75,000         78,897

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
OHIO (CONTINUED)
  Ohio State Water Development Authority (AMBAC)                 9.375%  12/01/2018    $  400,000     $  417,932

OREGON
  Oregon State, Department of Administrative Services, Series
    A (MBIA)                                                     5.375   11/01/2016     2,000,000      1,983,700

PENNSYLVANIA
  Allegheny County, Pennsylvania, Industrial Development
    Authority Revenue                                            5.700   09/01/2030     2,000,000      1,991,820
  Allegheny County, Pennsylvania, Sewer Revenue Refunding
    (FGIC) (effective yield 6.10%) (b)                           0.000   06/01/2015     2,500,000        859,225
  Beaver County, Pennsylvania, Ohio Edison (FGIC)                7.000   06/01/2021     4,390,000      4,799,499
  Chester County, Pennsylvania, Health and Education
    Facilities Authority, Mainline Health System                 5.500   05/15/2015     6,240,000      6,143,467
  Delaware County, Pennsylvania, Hospital Authority, Delaware
    County Memorial Hospital (MBIA)                              5.500   08/15/2019     5,000,000      5,044,750
  Delaware County, Pennsylvania, Hospital Revenue, Crozier
    Chester Medical Center (Pre-refunded)                        7.500   12/15/2020     2,545,000      2,951,793
  Delaware County, Pennsylvania, Industrial Development
    Authority, Resource Recovery Project, Series A (LOC
    Security Pacific)                                            8.100   12/01/2013     4,000,000      4,187,920
  Lancaster County, Pennsylvania, Hospital Authority, Mesonic
    Homes Health Center Project, (AMBAC)                         5.000   11/15/2020     3,200,000      2,984,448
  North Penn, Pennsylvania, Water Authority (FGIC)               6.875   11/01/2019     2,500,000      2,925,250
  Northumberland County, Pennsylvania, Authority Prisons
    Lease (Pre-refunded)                                         7.750   10/15/2004     2,110,000      2,472,983
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Colver Project, Series D                 7.050   12/01/2010     3,000,000      3,221,850
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Colver Project, Series D                 7.125   12/01/2015     1,000,000      1,075,720
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Colver Project, Series D                 7.150   12/01/2018     2,500,000      2,683,925
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Northampton Project                      6.400   01/01/2009     4,000,000      3,944,880
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Northampton Project                      6.500   01/01/2013     5,500,000      5,441,590
  Pennsylvania Economic Development Financing Authority,
    Resources Recovery, Northampton Project                      6.600   01/01/2019     1,300,000      1,292,161
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Series T                                           7.750   10/01/2009     4,000,000      4,245,240
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Section 8                                          8.200   07/01/2024     6,000,000      6,537,300
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Series 34 A                                        6.850   04/01/2016       500,000        529,005
  Pennsylvania Intergovernmental Cooperative Authority,
    Philadelphia Funding (FGIC)                                  6.750   06/15/2021     1,910,000      2,150,641
  Philadelphia, Pennsylvania, Hospital and Higher Education
    Facilities, Albert Einstein Medical Center                   7.000   10/01/2021     3,055,000      3,277,160
  Philadelphia, Pennsylvania, Hospital and Higher Education
    Facilities, Community College, Series B (MBIA)               6.500   05/01/2007       280,000        312,777

                                                      (continued on next page)

Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
PENNSYLVANIA (CONTINUED)
  Philadelphia, Pennsylvania, Hospital and Higher Education
    Facilities, Graduate Health System Education Facilities
    Authority                                                    7.250%  07/01/2018   $ 2,500,000    $ 2,648,075
  Philadelphia, Pennsylvania, Hospital and Higher Education
    Facilities, Temple University Authority                      6.625   11/15/2023     1,725,000      1,780,442
  Philadelphia, Pennsylvania, Hospital and Higher Education,
    Chestnut Hill Hospital                                       6.500   11/15/2022     5,000,000      5,198,800
  Philadelphia, Pennsylvania, Municipal Development
    Authority, Criminal Justice Center, Series A (MBIA)          7.100   11/15/2006     4,095,000      4,612,239
  Philadelphia, Pennsylvania, Water and Wastewater (FGIC)       10.000   06/15/2005     7,000,000      9,810,850
  Philadelphia, Pennsylvania, Water and Wastewater, Series A     6.250   08/01/2012     3,000,000      3,353,850
  Pittsburgh, Pennsylvania, Urban Redevelopment Authority,
    Multi-Family Housing Mortgage, 1985 Series A                 9.250   12/01/2027     3,185,000      3,358,105
  Ridley Park, Pennsylvania, Hospital Authority Revenue          6.125   12/01/2020     2,500,000      2,314,850
  Sayre, Pennsylvania, Health Care Facilities Authority,
    Guthrie Healthcare, Series A                                 7.100   03/01/2017     1,250,000      1,367,200

PUERTO RICO
  Puerto Rico Commonwealth, Refunding (Capital Guarantee)        6.450   07/01/2017     2,000,000      2,141,120
  Puerto Rico Commonwealth, General Obligation                   7.000   07/01/2010     9,750,000     11,612,738
  Puerto Rico Commonwealth, General Obligation (MBIA)            5.375   07/01/2022     5,035,000      5,018,838
  Puerto Rico Electric Power Authority, Series X                 5.500   07/01/2025     1,000,000        985,810
  Puerto Rico Electric Power Authority, Series Y (MBIA)          6.500   07/01/2006     2,000,000      2,272,680
  Puerto Rico Public Buildings Authority, Guaranteed Public
    Education and Health Facilities, Series M                    5.700   07/01/2009     1,000,000      1,038,910
  Puerto Rico Public Buildings Authority, Guaranteed Public
    Education and Health Facilities, Series M                    3.750   07/01/2016     6,250,000      5,986,563
  Puerto Rico Telephone Authority (MBIA)                         5.250   01/01/2005    16,900,000     17,520,230

RHODE ISLAND
  Rhode Island State Health and Educational Building Corp.,
    Hospital Financing Revenue, Roger Williams General
    Hospital                                                     9.500   07/01/2016     4,210,000      4,336,889

SOUTH CAROLINA
  South Carolina State Public Services Authority                 6.250   01/01/2022    20,500,000     21,755,625
  South Carolina State Public Services Authority, Fixed
    Option Bonds                                                 5.342   06/30/2006     8,400,000      8,708,784

TENNESSEE
  Bristol, Tennessee, Health and Education Authority, Bristol
    Memorial Hospital (FGIC)                                     6.750   09/01/2010     4,200,000      4,889,430
  Knox County, Tennessee, Health and Educational Facilities,
    Fort Sanders Hospital Alliance, Series B (MBIA)              5.250   01/01/2015     3,500,000      3,466,540
  Knox County, Tennessee, Health and Educational Facilities,
    Fort Sanders Hospital Alliance, Series C (MBIA)              7.250   01/01/2010     3,000,000      3,649,320
  Metro Government, Nashville & Davidson Counties, Tennessee
    (FGIC) (effective yield 4.26%) (b)                           0.000   01/01/2012     6,000,000      6,328,320
  Tennessee Housing Development Authority, Home Ownership
    Program, Issue H                                             7.825   07/01/2015     4,520,000      4,680,415

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
TEXAS
  Austin, Texas, Utility Systems Capital Appreciation (AMBAC)
    (effective yield 6.80%) (b)                                  0.000%  11/15/2011   $12,000,000    $ 5,130,240
  Austin, Texas, Utility Systems Capital Appreciation (AMBAC)
    (effective yield 6.80%) (b)                                  0.000   11/15/2012    12,200,000      4,911,354
  Bexar, Texas, Metropolitan Water District Waterworks
    Systems (AMBAC)                                              6.625   05/01/2014     1,850,000      2,096,308
  Brownsville, Texas, Utilities System Revenue (AMBAC)           5.250   09/01/2020     5,750,000      5,602,628
  Copperas Cove, Texas, Health Facilities, Adventist Health
    Systems (MBIA)                                               5.500   11/15/2017     2,000,000      1,997,340
  Cypress-Fairbanks, Texas, Independent School
    District,Capital Appreciation, Series A
    (effective yield 6.03%) (b)                                  0.000   02/15/2013     4,000,000      1,572,840
  Fort Bend County, Texas, Levee Improvement (MBIA)              6.900   09/01/2020     1,165,000      1,286,661
  Grapevine-Colleyville, Texas, Independent School District      5.125   08/15/2022     3,000,000      2,844,060
  Harris County, Texas, Flood Control District (effective
    yield 7.20%) (b)                                             0.000   10/01/2006     4,500,000      2,338,560
  Harris County, Texas, Health Facilities Development Corp.      6.600   06/01/2014     5,000,000      5,300,450
  Harris County, Texas, Health Facilities Development Corp.,
    Hermann Hospital Project (MBIA)                              6.375   10/01/2017     2,480,000      2,653,550
  Harris County, Texas, Health Facilities Development Corp.,
    Hermann Hospital Project (MBIA)                              6.375   10/01/2024     7,300,000      7,784,574
  Harris County, Texas, Senior Lien, Toll Road, Series A
    (MBIA)                                                       6.375   08/15/2024     4,000,000      4,294,960
  Houston, Texas, Airport System Revenue, Senior Lien            8.200   07/01/2017     1,840,000      2,030,716
  Houston, Texas, General Obligation                             7.000   03/01/2008    14,675,000     17,419,959
  Houston, Texas, Water & Sewer System, Junior Lien, Series A
    (MBIA)                                                       6.200   12/01/2023    10,000,000     10,610,300
  Midland County, Texas, Hospital District, Midland Memorial
    Hospital                                                     7.500   06/01/2016       600,000        632,502
  Northwest Texas, Independent School District, Capital
    Appreciation (AMBAC) (effective yield 7.28%) (b)             0.000   08/15/2010     2,500,000      1,131,225
  Port of Corpus Christi, Texas, Industrial Development
    Corp., Valero Refining and Marketing Co. Project, Series A  10.250   06/01/2017    11,050,000     12,179,421
  Rio Grande Valley, Texas, Health Facilities Corp., Hospital
    Revenue, Baptist Medical Center Project (MBIA)               8.000   08/01/2017     1,085,000      1,192,578
  Rio Grande Valley, Texas, Health Facilities Corp., Hospital
    Revenue, Baptist Medical Center Project (Pre-refunded)       8.000   08/01/2017     5,915,000      6,579,550
  Tarrant County, Texas, Housing Finance Corp., Series A
    (MBIA) (effective yield 11.00%) (b)                          0.000   09/15/2016     6,415,000      1,925,462
  Texas Housing Agency, Residential Development                  8.400   01/01/2021     2,680,000      2,832,304
  Texas Municipal Power Agency Revenue (effective yield
    6.10%) (b)                                                   0.000   09/01/2013    12,100,000      4,634,663
  Texas Municipal Power Agency, Refunding Bonds (MBIA)           5.250   09/01/2012       175,000        174,382
  Texas National Research Lab, Super Conducting, Super
    Collider                                                     6.950   12/01/2012     9,500,000     11,164,970
  Texas State, General Obligation                                6.200   09/30/2011     3,000,000      3,352,740
  Texas State Public Finance Authority Building Revenue,
    Series A (AMBAC)                                             5.750   02/01/2015       250,000        257,515
  Texas State, Veterans Housing Assistance                       6.050   12/01/2012     2,480,000      2,539,520
  Texas State, Veterans Housing Assistance, Series B1            5.700   12/01/2014       250,000        245,103
  Titus County, Texas, Water District #1, Southwest Electric
    Power                                                        8.200   08/01/2011     5,500,000      6,469,650
  Tomball, Texas, Hospital Authority, Tomball Regional
    Hospital                                                     6.100   07/01/2008     1,860,000      1,839,317
  Tomball, Texas, Hospital Authority, Tomball Regional
    Hospital                                                     6.125   07/01/2023     7,350,000      6,980,516

                                                      (continued on next page)

Keystone Tax Free Fund

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
TEXAS (CONTINUED)
  Travis County, Texas Health Facilities, Daughters Of
    Charity                                                      6.000%  11/15/2022   $ 2,000,000  $    2,053,300
  University of Texas, University Revenue, Series B              6.750   08/15/2013     2,000,000       2,219,620

UTAH
  Intermountain Power Agency, Utah, Power Supply                 7.750   07/01/2020    19,250,000      21,067,970
  Intermountain Power Agency, Utah, Power Supply, Series A
    (effective yield 7.10%) (b)                                  0.000   07/01/2004     8,000,000       5,422,560
  Intermountain Power Agency, Utah, Power Supply, Series C
    (effective yield 21.28%) (b)                                 0.000   07/01/2020     3,000,000         459,000
  Intermountain Power Agency, Utah, Power Supply, Series G
    (effective yield 7.65%) (b)                                  0.000   07/01/2012    20,350,000      19,648,129
  Intermountain Power Agency, Utah, Special Obligation           7.875   07/01/2014     4,210,000       4,371,159
  Utah State Housing Finance Agency, Single Family Mortgage     10.750   07/01/2008         5,000           5,128
  Utah State Housing Finance Agency, Single Family Mortgage,
    Series C 2                                                   7.950   07/01/2010       475,000         512,991

VIRGINIA
  Fairfax County, Virginia, Economic Development Authority       5.500   05/15/2018     4,000,000       3,989,680
  Hanover County, Virginia, Industrial Development Authority,
    Memorial Regional Medical Center Project (MBIA)              5.500   08/15/2025     3,625,000       3,609,703
  Norfolk, Virginia, Water Revenue (MBIA)                        5.875   11/01/2020     5,000,000       5,207,750
  Pittsylvania County, Virginia, Industrial Development
    Authority, Series A                                          7.300   01/01/2004     3,200,000       3,429,920
  Pittsylvania County, Virginia, Industrial Development
    Authority, Series A                                          7.500   01/01/2014     1,000,000       1,074,350
  Pittsylvania County, Virginia, Industrial Development
    Authority, Series A                                          7.550   01/01/2019     3,100,000       3,304,848
  Virginia State Housing Development Authority, Residential
    Mortgage, Series B (effective yield 10.62%) (b)              0.000   09/01/2014       590,000          86,642

WASHINGTON
  Washington State Health Care Facilities Authority,
    Multi-Care Medical Center of Tacoma (FGIC)                   7.875   08/15/2011     1,300,000       1,425,021

WISCONSIN
  Wisconsin Health and Education Facilities Authority, Bellin
    Memorial Hospital, Inc. (Pre-refunded)                       7.625   04/01/2019     5,000,000       5,600,850
  Wisconsin Housing and Economic Development Authority, Home
    Ownership                                                    8.000   03/01/2021     1,960,000       2,077,384

WYOMING
  Wyoming Community Development Authority, Single Family
    Mortgage, Series B                                           8.125   06/01/2021     1,475,000       1,567,646
 ----------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST--$1,088,958,150)                                                        1,176,546,324
 ================================================================================================================
TEMPORARY TAX-EXEMPT INVESTMENTS (1.9%)
  Anaheim, California, Certificate of Participation (AMBAC) (a)  5.300   08/01/2019     1,175,000       1,175,000
  Dade County, Florida, Water & Sewer System Revenue (FGIC) (a)  4.900   10/05/2022     2,785,000       2,785,000
  Jackson County, Mississippi, Pollution Control, Chevron USA
    Inc. Project (a)                                             5.900   06/01/2023     1,600,000       1,600,000
  Kansas City, Missouri, Industrial Development Hospital,
    Resh Health Services System (MBIA) (a)                       5.900   04/15/2015     3,000,000       3,000,000

SCHEDULE OF INVESTMENTS--December 31, 1995

                                                                Coupon     Maturity     Principal       Market
                                                                  Rate       Date        Amount         Value
 ----------------------------------------------------------------------------------------------------------------
TEMPORARY TAX-EXEMPT INVESTMENTS (CONTINUED)
  New York City, New York, General Obligation, Series A (a)      5.900%  08/01/2015    $2,715,000  $    2,715,000
  New York City, New York, General Obligation, Series A (a)      5.900   08/01/2016     1,300,000       1,300,000
  New York City, New York, General Obligation, Series B
    (MBIA) (a)                                                   5.900   08/15/2003       200,000         200,000
  New York City, New York, General Obligation, Series B
    (MBIA) (a)                                                   5.900   08/15/2023       500,000         500,000
  New York City, New York, Municipal Water Finance Authority,
    Series C (FGIC) (a)                                          5.900   06/15/2022     2,700,000       2,700,000
  New York City, New York, Municipal Water Finance Authority,
    Series G (FGIC) (a)                                          5.900   06/15/2024     1,200,000       1,200,000
  Texas Hospital Equipment Financing Council (MBIA) (a)          5.450   04/07/2005       439,000         439,000
  Uinta County, Wyoming, Pollution Control, Chevron USA Inc.
    Project (a)                                                  5.900   08/15/2020     2,700,000       2,700,000
  West Feliciana Parish, Louisiana, Pollution Control, Series
    D (a)                                                        5.900   12/01/2015       600,000         600,000
  West Feliciana Parish, Louisiana, Pollution Control, Series
    D (a)                                                        5.900   12/01/2020     1,700,000       1,700,000
 ----------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY TAX-EXEMPT INVESTMENTS (COST--$22,614,000)                                             22,614,000
 ================================================================================================================
TOTAL INVESTMENTS (COST--$1,111,572,150) (c)                                                        1,199,160,324
 ----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (0.4%)                                                                5,307,718
 ================================================================================================================
NET ASSETS (100.0%)                                                                                $1,204,468,042
   ==============================================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Security is a variable or floating rate instrument with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent.

(b) Effective yield (calculated at date of purchase) is the annual yield at which the bond accretes until its maturity date.

(c) The cost of investments for federal income tax purposes amounted to $1,111,726,488. Gross unrealized appreciation and unrealized depreciation of investments, based on identified tax cost, at December 31, 1995 are as follows:

                             Gross unrealized appreciation                $88,363,597
                             Gross unrealized depreciation                   (929,761)
                                                                            ----------
                             Net unrealized appreciation                  $87,433,836
                                                                            ==========

Legend of Portfolio Abbreviations:
AMBAC--American Municipal Bond Assurance Corp.
ETM--Escrowed to Maturity
FGIC--Federal Guaranty Insurance Co.
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
LOC--Line of Credit
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements.

Keystone Tax Free Fund

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)See Notes to Financial Statements.

                                                  Year Ended December 31,
                                 1995         1994         1993         1992         1991
==========================     =========    =========    =========    =========   ===========
Net asset value, beginning
  of year                         $7.10        $8.12        $8.04        $8.07         $7.90
--------------------------      -------      -------      -------      -------      ---------
Income from investment
  operations:
Net investment income              0.41         0.37         0.39         0.46          0.46
Net realized and
  unrealized gain (loss)
  on investments                   0.74        (0.96)        0.48         0.12          0.36
Net commissions paid on
  fund share sales (a)             0.00         0.00         0.00         0.00          0.00
--------------------------      -------      -------      -------      -------      ---------
Total from investment
  operations                       1.15        (0.59)        0.87         0.58          0.82
--------------------------      -------      -------      -------      -------      ---------
Less distributions from:
Net investment income             (0.39)       (0.37)       (0.39)       (0.46)        (0.46)
In excess of net
  investment income                0.00        (0.06)       (0.06)       (0.04)        (0.07)
Net realized gain on
  investments                      0.00         0.00        (0.33)       (0.11)        (0.12)
In excess of net realized
  gain on investments              0.00         0.00        (0.01)        0.00          0.00
--------------------------      -------      -------      -------      -------      ---------
Total distributions               (0.39)       (0.43)       (0.79)       (0.61)        (0.65)
--------------------------      -------      -------      -------      -------      ---------
Net asset value,
  end of year                     $7.86        $7.10        $8.12        $8.04         $8.07
==========================      =======      =======      =======      =======      =========
Total Return (c)                  16.61%       (7.34%)      11.15%        7.55%        10.80%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                    0.95%(d)       1.55%       1.66%       1.38%         1.75%
 Net investment income             5.41%        4.92%        4.72%        5.71%         5.78%
Portfolio turnover rate              56%          84%          76%          78%           77%
--------------------------      -------      -------      -------      -------      ---------
Net assets, end of year
  (thousands)                $1,204,468   $1,197,727   $1,548,503   $1,453,199    $1,146,185
==========================      =======      =======      =======      =======      =========

                                                  Year Ended December 31,
                               1990(b)        1989         1988         1987         1986
==========================     =========    =========    =========    =========   ===========
Net asset value, beginning
  of year                         $8.06        $8.18        $8.09        $8.85         $8.31
--------------------------      -------      -------      -------      -------      ---------
Income from investment
  operations:
Net investment income              0.52         0.57         0.55         0.56          0.68
Net realized and
  unrealized gain (loss)
  on investments                  (0.01)        0.15         0.30        (0.58)         0.88
Net commissions paid on
  fund share sales (a)             0.00         0.00         0.00         0.00         (0.08)
--------------------------      -------      -------      -------      -------      ---------
Total from investment
  operations                       0.51         0.72         0.85        (0.02)         1.48
--------------------------      -------      -------      -------      -------      ---------
Less distributions from:
Net investment income             (0.52)       (0.60)       (0.63)       (0.64)        (0.68)
In excess of net
  investment income               (0.03)        0.00         0.00         0.00          0.00
Net realized gain on
  investments                     (0.12)       (0.24)       (0.13)       (0.10)        (0.26)
In excess of net realized
  gain on investments              0.00         0.00         0.00         0.00          0.00
--------------------------      -------      -------      -------      -------      ---------
Total distributions               (0.67)       (0.84)       (0.76)       (0.74)        (0.94)
--------------------------      -------      -------      -------      -------      ---------
Net asset value,
  end of year                     $7.90        $8.06        $8.18        $8.09         $8.85
==========================      =======      =======      =======      =======      =========

Total Return (c)                   6.66%        9.11%       10.89%       (0.14%)       18.26%
Ratios/supplemental data
Ratios to average net
  assets:
 Total expenses                    1.18%        1.23%        1.79%        1.70%         0.83%
 Net investment income             6.54%        6.94%        6.74%        6.80%         7.79%
Portfolio turnover rate              64%          69%          61%          43%           44%
--------------------------      -------      -------      -------      -------      ---------
Net assets, end of year
  (thousands)                $1,060,826     $901,912     $903,132     $894,768    $1,025,084
==========================      =======      =======      =======      =======      =========

  (a) Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges.
  (b) Calculation based on average shares outstanding.
  (c) Excluding applicable sales charges.
  (d) "Ratio of total expenses to average net assets" for the year ended December 31, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the expense ratio would have been 0.94%.

  See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
 =============================================================================

 Assets (Note 1)
  Investments at market value (identified cost--
    $1,111,572,150)                                    $1,199,160,324
  Cash                                                        226,289
  Receivable for:
   Investments sold                                         5,143,753
   Fund shares sold                                           181,716
   Interest                                                20,318,672
  Prepaid expenses                                            100,306
  --------------------------------------------------         --------
    Total assets                                        1,225,131,060
  --------------------------------------------------         --------
Liabilities (Notes 2 and 4)
  Payable for:
   Investments purchased                                   14,001,422
   Fund shares redeemed                                     1,450,612
   Distributions to shareholders                            4,934,817
  Accrued Trustees' fees                                       16,832
  Other accrued expenses                                      259,335
  --------------------------------------------------         --------
    Total liabilities                                      20,663,018
  --------------------------------------------------         --------
Net assets                                             $1,204,468,042
  --------------------------------------------------         --------
  Net assets represented by (Notes 1 and 2)
  Paid-in capital                                      $1,147,477,232
  Accumulated distributions in excess of net
    investment income                                      (1,663,086)
  Accumulated net realized loss on investments and
    closed futures contracts                              (28,934,278)
  Net unrealized appreciation on investments               87,588,174
  --------------------------------------------------         --------
    Total net assets                                   $1,204,468,042
  ==================================================         ========
  Net asset value per share (Note 2)
  Net asset value of $1,204,468,042 / 153,295,044
    outstanding shares of beneficial interest          $         7.86
  ==================================================         ========

STATEMENT OF OPERATIONS
Year Ended December 31, 1995
 =============================================================================

 Investment Income (Note 1)
  Interest                                             $ 77,382,761
  -----------------------------------        ------         -------
Expenses (Notes 2 and 4)
  Investment management fee             $ 5,327,202
  Other administrative service fees         736,118
  Shareholder service fees                1,433,700
  Accounting                                 21,661
  Trustees' fees and expenses                55,248
  Distribution Plan expenses              4,035,311
  -----------------------------------        ------         -------
   Total expenses                        11,609,240
  Less: Expenses paid indirectly
    (Note 4)                               (148,151)
  -----------------------------------        ------         -------
  Net expenses                                           11,461,089
  -----------------------------------        ------         -------
  Net investment income                                  65,921,672
  -----------------------------------        ------         -------
Net realized and unrealized gain on
 investments and closed futures
 contracts (Notes 1 and 3)
  Net realized gain (loss) on:
   Investments                           11,953,543
   Closed futures contracts              (3,022,778)
  -----------------------------------        ------         -------
  Net realized gain on investments
    and closed futures contracts                          8,930,765
  Net change in unrealized
    appreciation on investments                         113,250,664
  -----------------------------------        ------         -------
  Net realized and unrealized gain on
    investments and closed futures
    contracts                                           122,181,429
  -----------------------------------        ------         -------
  Net increase in net assets
    resulting from operations                          $188,103,101
  ===================================        ======         =======

    See Notes to Financial Statements.

Keystone Tax Free Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Year Ended December 31,
                                                                                  1995            1994
==========================================================================     ===========   ==============
Operations
  Net investment income                                                    $   65,921,672    $   67,393,387
  Net realized gain (loss) on investments and closed futures contracts          8,930,765       (37,849,158)
  Net change in unrealized appreciation (depreciation) on investments         113,250,664      (139,738,811)
  ------------------------------------------------------------------------        -------         ---------
   Net increase (decrease) in net assets resulting from operations            188,103,101      (110,194,582)
  ------------------------------------------------------------------------        -------         ---------
Distributions to shareholders from (Note 1)
  Net investment income                                                       (63,827,615)      (68,740,949)
  In excess of net investment income                                                    0       (10,297,613)
  ------------------------------------------------------------------------        -------         ---------
   Total distributions to shareholders                                        (63,827,615)      (79,038,562)
  ------------------------------------------------------------------------        -------         ---------
Capital share transactions (Note 2)
  Proceeds from shares sold                                                   133,114,586       126,813,101
  Payment for shares redeemed                                                (283,907,474)     (326,066,785)
  Net asset value of shares issued in reinvestment dividends and
    distributions                                                              33,258,548        37,710,385
  ------------------------------------------------------------------------        -------         ---------
  Net decrease in net assets resulting from capital share transactions       (117,534,340)     (161,543,299)
  ------------------------------------------------------------------------        -------         ---------
   Total increase (decrease) in net assets                                      6,741,146      (350,776,443)
  ------------------------------------------------------------------------        -------         ---------
Net assets:
  Beginning of year                                                         1,197,726,896     1,548,503,339
  ------------------------------------------------------------------------        -------         ---------
  End of year [Including accumulated distributions in excess of net investment income as follows: 1995--($1,663,086) and 1994--
    ($3,916,731)](Note 1)                                                  $1,204,468,042    $1,197,726,896
  ========================================================================        =======         =========

    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Tax Free Fund (the "Fund") is a Massachusetts business trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks current income, exempt from federal income taxes, while preserving capital by investing in high quality municipal bonds.

Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone and its affiliates. KMI is a wholly-owned subsidiary of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which requires management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Tax-exempt bonds are stated on the basis of valuations provided by a pricing service, approved by the Board of Trustees, that uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Non-tax-exempt securities for which market quotations are readily available are valued at the price quoted which, in the opinion of the Board of Trustees or their representative, most nearly represents their market value.

Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other securities and other assets are valued at fair value as determined in good faith using methods prescribed by the Board of Trustees.

B. The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to the market risk, the Fund is subject to

Keystone Tax Free Fund

the credit risk that the other party will not be able to complete the obligations of the contract.

C. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

D. Securities transactions are accounted for no later than the day following the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized/ accreted for both financial reporting and federal income tax purposes.

E. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

F. The Fund distributes net investment income monthly and capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are the differences in treatment of 12b-1 Distribution Plan charges for financial statement and federal tax purposes.

(2.) Capital Share Transactions

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Transactions in shares of the Fund were as follows:

                                         Year Ended
                                  12/31/95       12/31/94
============================     ===========   =============
Sales                            17,669,831      16,871,171
Redemptions                     (37,618,182)    (43,806,889)
Reinvestment of dividends
  and distributions               4,437,352       5,031,307
----------------------------      ---------      -----------
Net decrease                    (15,510,999)    (21,904,411)
----------------------------      ---------      -----------

  The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

In connection with the Distribution Plan and subject to the limitations discussed below, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays brokers or others a commission equal to 3.00% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

To the extent Fund shares purchased prior to July 8, 1992 are redeemed within four calendar years of original issuance, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.00%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar quarter (approximately 1.25% annually) occurring after the inception of the Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD Rule") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1.00% of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan, plus interest at the prime rate plus 1.00% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

Since July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund. During the year, KIDC received $95,377 in deferred sales charges.

KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC since January 1, 1992.

During the year ended December 31, 1995, the Fund recovered $684,386 in contingent deferred sales charges. During the year ended December 31, 1995, the Fund paid KIDC $4,719,697 under the Distribution Plan. The amount paid by the Fund under its Distribution Plan, net of deferred sales charges, was $4,035,311 (1.00% of the Fund's average daily net assets). During the year ended December 31, 1995, KIDC received $757,439, after payments of commissions on new sales and service fees to dealers and others of $3,962,258.

(3.) Securities Transactions

As of December 31, 1995, the Fund had a capital loss carryover for federal income tax purposes of approxi-

Keystone Tax Free Fund

mately $28,660,000 which expires as follows: $25,307,000 in 2002 and $3,353,000 in 2003.

For the year ended December 31, 1995, cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $657,975,531 and $789,712,237, respectively.

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily. The management fee is calculated at an annual rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining as net assets increase to 0.25% per annum, to the net asset value of the Fund.

  KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

  During the year ended December 31, 1995, the Fund paid or accrued a management fee of $5,327,202 which represented 0.44% of the Fund's average net assets. Of such amount paid to KMI, $4,528,122 was paid to Keystone for its services to the Fund.

  Included in the administrative services fee paid by the Fund were the following amounts incurred by KMI (and reimbursed by the Fund) in providing or obtaining for the Fund additional operating services, facilities and supplies: audit and legal--$77,500, custodian fees--$503,476, printing and supplies-- $94,700, registration fees--$54,450, and other-- $5,992. In addition during the year ended December 31, 1995, the Fund paid to KIRC $1,433,700 for shareholder services. This amount for shareholder services is included in the payments made by KMI.

  The Fund has entered into an expense offset arrangement with its custodian. For the year ended December 31, 1995, the Fund paid custody fees in the amount of $355,325 and received a credit of $148,151 pursuant to the expense offset arrangement, resulting in a total expense of $503,476. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

  For the year ended December 31, 1995, the Fund paid to KII $21,661 for certain accounting services.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Tax Free Fund

We have audited the accompanying statement of assets and liabilities of Keystone Tax Free Fund, including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Tax Free Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
February 2, 1996

Keystone Tax Free Fund


Federal Tax Status--Fiscal 1995
Distributions (Unaudited)


  The per-share distributions paid to you for the fiscal year ended December 31, 1995, whether taken in shares or cash, are as follows:

                                                 Income Dividends
                                           Tax-exempt         Taxable
                                            --------------------------
                                           $0.39               $0.00
                                            ==========================

  In January 1996, complete information on the distributions paid during the calendar year were sent to assist you in completing your federal tax return.

Keystone's Services
for Shareholders

  KEYSTONE AUTOMATED RESPONSE LINE (KARL)-Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.
  EASY ACCESS TO INFORMATION ON YOUR ACCOUNT-Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representitive about your account, call toll-free 1-800-343-2898 between 8:00 A.M.. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.
  ADDITIONS TO YOUR ACCOUNT-You can buy additional shares for your account at any time, with no minimum additional investment.
  REINVESTMENT OF DISTRIBUTIONS-You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.
  EXCHANGE PRIVILEGE-You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.
  ELECTRONICS FUNDS TRANSFER (EFT)-Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to save money between your bank account and your Keystone account.
  CHECK WRITING-Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.
  EASY REDEMPTION-KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.
  RETIREMENT PLANS-Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.
  Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

                                    KEYSTONE
                               FAMILY OF FUNDS

                                  [diamond]

                               Balanced Fund (K-1)
                         Diversified Bond Fund (B-2)
                         Growth and Income Fund (S-1)
                         High Income Bond Fund (B-4)
                           International Fund Inc.
                                 Liquid Trust
                          Mid-Cap Growth Fund (S-3)
                        Precious Metals Holdings, Inc.
                           Quality Bond Fund (B-1)
                       Small Company Growth Fund (S-4)
                   Strategic Growth Fund (K-2)Tax Free Fund

   This report was prepared primarily for the infomration of the Fund's shareholders. It is authorized for distribution if preceded or accompnaied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

   [Keystone logo]  KEYSTONE
                    INVESTMENTS
                    P.O. Box 2121
                    Boston, Massachusetts 02106-2121

                               K E Y S T O N E

                                   [Photo]

                                   TAX FREE
                                     FUND

                               [Keystone logo]
                                ANNUAL REPORT
                              DECEMBER 31, 1995

TFF-AR-2/96
34.1M

                                [Recycle logo]